[ECHO BAY MINES LTD. LOGO]

PLEASE REMOVE THIS AREA BEFORE FOLDING.

PLEASE PUT MY NAME ON THE ECHO BAY SUPPLEMENTAL MAILING LIST.          278751102
Name:



Street:                                            Suite or Apt.No.:
--------------------------------------------------------------------------------


City:                 Province/State:              Postal/Zip Code:
--------------------------------------------------------------------------------



   REMOVE PERFORATED SIDES, FOLD DOWN AND SEAL TO MAKE SELF ADDRESSED ENVELOPE

PLEASE REMOVE THIS AREA BEFORE FOLDING.


ECHO BAY MINES LTD.
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON THE 15TH DAY OF JUNE 2001                                    PROXY
--------------------------------------------------------------------------------
The undersigned shareholder of Echo Bay Mines Ltd.appoints Robert Leigh Leclerc, or failing him Lois-Ann L. Brodrick or instead of them or either of them __________________________________________ as proxy of the undersigned with full power of substitution,to attend, vote and otherwise act for and on behalf of the undersigned in respect of all matters that may come before the Annual General Meeting of Shareholders to be held on the 15th day of June 2001, and at any adjournment of the meeting, with the same power the undersigned would have if the undersigned were present at the meeting, or any adjournment of the meeting and,without limiting the generality ofthe foregoing,the proxy is directed to vote or refrain from voting as specified:

1. to vote FOR or WITHHOLD vote on the election of the following persons as directors: John Norman Abell, Latham Cawthra Burns, John Gilray Christy, Peter Clarke, Robert Leigh Leclerc, John Frederick McOuat and Monica Elizabeth Sloan; and

2. to vote FOR or WITHHOLD vote on the appointment of Ernst & Young as auditors.

     DATED:                                           2001
     -----------------------------------------------------

     ---------------------------------------------------------------------------
     SIGNATURE OF SHAREHOLDER

(1) IF A SHAREHOLDER SPECIFIES A CHOICE WITH RESPECT TO EITHER OF THE MATTERS, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED FOR OR WITHHELD FROM VOTING IN RESPECT OF THE MATTER ON ANY BALLOT THAT MAY BE CALLED FOR. WITH RESPECT TO THE ELECTION OF DIRECTORS, A SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, BUT VOTE FOR THE ELECTION OFTHE OTHER NOMINEES BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY PARTICULAR NOMINEE AND CHECKING THE "VOTE FOR" BOX.

(2) IF THIS PROXY IS NOT DATED IN THE PROVIDED SPACE, IT WILL BE DEEMED TO BEAR THE DATE ON WHICH IT IS MAILED BY THE PERSON MAKING THE SOLICITATION.


INSTRUCTIONS:
If you are unable to attend the Annual General Meeting of Shareholders in person, please fill in and sign the proxy (above) and return it in this resealable self addressed envelope.

     1. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND THE MANAGEMENT OF THE CORPORATION.

     2. If a shareholder wishes to be represented at the meeting by proxy,the proxy must be dated and executed by the shareholder or the shareholder's attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney of the corporation duly authorized.

     3. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE APPOINTMENT OF AUDITORS. This form of proxy confers discretionary authority with respect to any amendments to matters identified in the notice of meeting or other matters that may properly come before the meeting.

     4. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY TO ATTEND AND ACT ON BEHALF OF THE SHAREHOLDER AT THE MEETING. THE PERSON NEED NOT BE A SHAREHOLDER. This right may be exercised either by inserting in the space provided the name of the person or by completing another proper form of proxy.

     REMOISTEN THIS GLUE STRIP, FOLD AND SEAL THIS SELF ADDRESSED ENVELOPE

                  NOTICE TO SHAREHOLDERS OF ECHO BAY MINES LTD.
================================================================================
       Within a month of each quarter end, Echo Bay issues a detailed news release on the operating results. Shareholders may access highlights of this news release within minutes of its release through services such as
     Dow Jones and Reuters or Echo Bay (www.echobay.com). A copy of the press release will be available on the Echo Bay Internet site within 24 hours of release.
--------------------------------------------------------------------------------
If you wish to receive the quarterly financial statements of Echo Bay Mines Ltd.
  please complete and return this card with the proxy or detach and return to:
                              ECHO BAY MINES LTD.
                    C/O COMPUTERSHARE TRUST COMPANY OF CANADA
                        100 UNIVERSITY AVENUE, 11TH FLOOR
                             TORONTO,ONTARIO M5J 2Y1
--------------------------------------------------------------------------------
          IF THIS CARD IS NOT RETURNED, YOU WILL NOT RECEIVE QUARTERLY
                             FINANCIAL STATEMENTS.



                                                 [GRAPHIC: NO POSTAGE
                                                           NECESSARY
                                                           IF MAILED
                                                            IN THE
                                                         UNITED STATES]

BUSINESS REPLY MAIL
FIRST-CLASS MAIL PERMIT NO. 1112, NIAGARA FALLS, N.Y.
            POSTAGE WILL BE PAID BY ADDRESSEE

  ECHO BAY MINES LTD.
  C/O COMPUTERSHARE TRUST COMPANY
  PO BOX 619
  NIAGARA FALLS NY 14302-9943

                           [ECHO BAY MINES LTD. LOGO]


                        NOTICE OF ANNUAL GENERAL MEETING
                                OF SHAREHOLDERS
                                  JUNE 15, 2001


NOTICE IS HEREBY GIVEN that the Annual General Meeting of the shareholders of Echo Bay Mines Ltd. will be held in the Governor General Room of the Toronto Hilton Hotel,145 Richmond Street West, Toronto, Ontario on Friday,the 15th day of June 2001 at 9:30 in the morning (Eastern Time), for the following purposes:

1. TO RECEIVE AND CONSIDER THE ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2000 TOGETHER WITH THE REPORT OF THE AUDITORS THEREON;

2.   TO ELECT DIRECTORS;

3.   TO APPOINT AUDITORS; AND

4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Only shareholders of record at the close of business on April 26, 2001 will be entitled to notice of the meeting.

DATED at Edmonton, Alberta, Canada this 3rd day of April 2001.


                                                  BY ORDER OF THE BOARD,
                                                  LOIS-ANN L. BRODRICK
                                                  VICE PRESIDENT AND SECRETARY



NOTE: IF YOU ARE UNABLE TO ATTEND IN PERSON, PLEASE FILL IN AND SIGN THE
      ENCLOSED FORM OF PROXY AND RETURN IT TO THE SECRETARY OF THE CORPORATION IN THE ENVELOPE PROVIDED.

                            MANAGEMENT PROXY CIRCULAR

SOLICITATION OF PROXIES
--------------------------------------------------------------------------------

       This Management Proxy Circular is furnished in connection with the solicitation by the management of ECHO BAY MINES LTD. (the "Corporation") of proxies to be used at the Annual General Meeting of the shareholders of the Corporation to be held at the time and place and for the purposes set forth in the foregoing notice. This material was first sent to shareholders on or about April 26, 2001. The Corporation will bear all costs in connection with the printing and mailing of the enclosed materials as well as the cost of solicitation of proxies. N.S.Taylor & Associates,Inc. will solicit proxies from nominee accounts for a fee of U.S.$7,500 plus expenses. To the extent necessary to assure adequate representation at the meeting, solicitation of proxies may be made by directors, officers and regular employees of the Corporation directly as well as by mail and by telephone.

APPOINTMENT AND REVOCATION OF PROXIES
--------------------------------------------------------------------------------

       The persons designated in the enclosed form of proxy are officers of the Corporation. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY TO REPRESENT HIM AT THE MEETING. THE PERSON NEED NOT BE A SHAREHOLDER. This right may be exercised either by inserting in the space provided the name of the other person a shareholder wishes to appoint or by completing another proper form of proxy. Shareholders who wish to be represented at the meeting by proxy must deposit their form of proxy prior to the time of the meeting either at the principal office of the Corporation, 1210 Manulife Place, 10180 - 101 Street, Edmonton, Alberta, Canada T5J 3S4 or at the office of Computershare Trust Company of Canada, 100 University Avenue, Toronto, Ontario, Canada
M5J 2Y1, or bring the proxy to the meeting and deliver it to the Chairman or Secretary of the Corporation prior to the commencement of the meeting.

       A shareholder who has given a proxy has the right to revoke it at any time by an instrument in writing executed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized,and deposited either at the principal office of the Corporation, 1210 Manulife Place, 10180 - 101 Street, Edmonton, Alberta, Canada T5J 3S4 or at the office of Computershare Trust Company of Canada, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1 addressed to the Secretary of the Corporation, c/o Computershare Trust Company of Canada,at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman or Secretary of the Corporation on the day of the meeting, or any adjournment thereof.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

       On April 3, 2001,there were outstanding 140,607,145 common shares of the Corporation, each of which carries the right to one vote. A quorum of shareholders will be established at the meeting if the holders of a majority of the shares entitled to vote at the meeting are present in person or represented by proxy. Abstentions will be counted for quorum but for no other purpose. A majority of the votes cast at the meeting in person or by proxy is required for the approval of each matter being submitted to a vote of the shareholders at the meeting. Shareholders of record at the close of business on April 26, 2001 will be entitled to vote at the meeting except to the extent they have transferred the ownership of any of their shares after the record date and the transferee of those shares has produced properly endorsed share certificates or has otherwise established ownership of the shares and, in either case, has asked, not later than June 4, 2001, to be included in the list of shareholders entitled to vote at the meeting.

       As of April 3, 2001, based upon information available to the Corporation, no one shareholder was the beneficial owner of more than five percent of the common shares.

VOTING OF PROXIES
--------------------------------------------------------------------------------

       Common shares of the Corporation, represented by a valid proxy in favour of the person or persons designated in the enclosed form of proxy, will be voted on any ballot which may be called for in respect of matters referred to in the accompanying notice of meeting and, where a choice with respect to any matter to be acted upon has been specified in the proxy, the shares will be voted in accordance with the specification so made. The common shares will be voted in favour of any matter for which no specification has been made.

       The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments to the matters identified in the notice of meeting and other matters that may properly come before the meeting. Management is not aware of any amendments to matters identified in the notice of meeting or of any other matters that are to be presented for action to the meeting.

---------
        1

ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

       Under the articles of the Corporation, the Board of Directors may consist of a minimum of three and a maximum of 15 directors. At present, the Board consists of eight directors and the Board of Directors has fixed the number of directors at seven for the term of office commencing with this election. Management proposes to nominate and the persons named in the enclosed form of proxy intend to vote for the election of the seven persons named below, all of whom are already directors. Management does not contemplate that any of the nominees will be unable to serve as a director. Each director elected will hold office until the next annual general meeting or until a successor is duly elected.


                                                             PRINCIPAL OCCUPATION AND
                                               DIRECTOR      BUSINESS EXPERIENCE WITHIN THE     DIRECTORSHIPS OF OTHER PUBLIC
NAME AND MUNICIPALITY OF RESIDENCE     AGE     SINCE         LAST FIVE YEARS                    CORPORATIONS
-----------------------------------------------------------------------------------------------------------------------------
JOHN NORMAN ABELL(1)                   69      1980          Corporate director                 Stelco Inc.; AT Plastics Inc.
Ramsbury, Wilts., England
-----------------------------------------------------------------------------------------------------------------------------
LATHAM CAWTHRA BURNS(1)                70      1980          Corporate director
Toronto, Ontario
-----------------------------------------------------------------------------------------------------------------------------
JOHN GILRAY CHRISTY(2)                 68      1980          Chairman, Chestnut Capital         The Philadelphia
Wyndmoor, Pennsylvania                                       Corporation (holding company)      Contributionship;
                                                             and corporate director             The 1838 Bond Debenture
                                                                                                Trading Fund Limited
-----------------------------------------------------------------------------------------------------------------------------
PETER CLARKE(1)                        70      1993          Consultant - metals and mining
Nanoose Bay, British Columbia                                industries
-----------------------------------------------------------------------------------------------------------------------------
ROBERT LEIGH LECLERC                   56      1992          Chairman and Chief Executive       Minefinders Corporation
Highlands Ranch, Colorado                                    Officer of the Corporation since   Ltd.
                                                             April 1997; Chairman of the
                                                             Corporation from May 1996 to
                                                             April 1997; prior thereto
                                                             Chairman and Chief Executive
                                                             Officer of and partner in Milner
                                                             Fenerty (barristers and
                                                             solicitors)
-----------------------------------------------------------------------------------------------------------------------------
JOHN FREDERICK McOUAT(1)               67      1989          Chairman, Watts, Griffis and        Cominco Ltd.;
Toronto, Ontario                                             McOuat Limited (consulting         Euro Nevada Mining
                                                             geologists and engineers) since    Corporation Ltd.;
                                                             January 1998; prior thereto        Nevada Pacific Gold Ltd.
                                                             President, Watts, Griffis and
                                                             McOuat Limited
-----------------------------------------------------------------------------------------------------------------------------
MONICA ELIZABETH SLOAN(2)              47      1994          Management consultant since        Finning International Inc.
Calgary, Alberta                                             September 1999; President,
                                                             Kelman Technologies Inc. from
                                                             January 1998 to September 1999;
                                                             Management consultant from July
                                                             1997 to December 1997; President,
                                                             Telus Advanced Communications
                                                             from August 1995 to June 1997
-----------------------------------------------------------------------------------------------------------------------------

(1) MEMBER OF THE AUDIT COMMITTEE
(2) MEMBER OF THE COMPENSATION COMMITTEE

                                                                     ----------
                                                                     2

MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

       In 2000 the Board of Directors held four meetings. All directors, except Mr. Leclerc, received an annual retainer fee of U.S.$12,500 and U.S.$500 for attendance at each meeting of the Board of Directors and of each committee on which they served. Committee chairmen received an additional annual fee of U.S.$7,500. Mr. Leclerc receives meeting attendance fees but does not receive an annual retainer fee. The committee chairmen were: Audit - Mr. Burns, and Compensation - Mr. Christy.

       In 1994 the Corporation established a director equity plan which provides for the grant of options to permit eligible directors to acquire common shares of the Corporation. Eligible directors are neither officers nor employees of the Corporation and options may be granted according to a formula which calls for grants annually on the date of the Corporation's annual meeting of shareholders with the final grants made in 1998.

COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

       The Audit Committee performs the functions and duties specified in the charter included as an appendix to this management proxy circular. The Compensation Committee reviews the performance and recommends the compensation of corporate officers and makes grants under the employee share incentive plan. During 2000, the Audit Committee met four times and the Compensation Committee three times.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES
--------------------------------------------------------------------------------

       The Toronto Stock Exchange requires companies listed on that exchange to disclose their approach to corporate governance in their annual reports or information circulars and make the disclosure with reference to published guidelines (the "Guidelines"). The following discusses the Corporation's adherence to the Guidelines.

MANDATE OF THE BOARD OF DIRECTORS

       The Board of Directors is responsible for managing the business and affairs of the Corporation,participates in strategic planning and reviews and approves operating plans. The Board identifies the principal risks of the business and ensures they are effectively monitored and controlled. The Board is responsible for corporate governance generally and for specific tasks such as selecting a chief executive officer, assessing that individual's performance and replacing that individual if appropriate. It is also responsible for all key executive appointments and for setting equitable compensation for these and other executives.

       The Board ensures there is a sound basis for making key business decisions, facilitates realization of corporate goals and ensures compliance, to the greatest extent possible, with sound safety and environmental standards.

       In all instances the Board must ensure that the interests of shareholders, creditors, employees and the communities in which the Corporation operates are properly served. The Board must be able and willing to take action,separate from management, on issues which by law or practice require independent thought and action. In all of this the Board has a duty to be certain the Corporation acts in a lawful, ethical and responsible manner.

COMPOSITION OF THE BOARD

       The Guidelines require the Corporation to address the extent to which the Board has a majority of unrelated directors and the basis for reaching this conclusion. An "unrelated director" is defined as a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Corporation. Of the present eight directors, seven are unrelated. Each of them has business and other interests entirely unrelated to those of the Corporation other than interests arising from holding shares of the Corporation. The only related director is Mr. Leclerc, who is employed by the Corporation. Although Mr. McOuat is a principal in a firm which from time to time provides consulting services to the Corporation, the amount of business done for the Corporation does not represent a material percentage of that firm's gross annual revenue and Mr. McOuat is considered unrelated.

INDEPENDENT FUNCTIONING OF THE BOARD

       The positions of chairman and chief executive officer have been combined since April 1997. The Board believes the Corporation is well served and the independence of the Board from management is not compromised by the combined role. The Board has only eight members, one of which is the chairman, and at its meetings often considers matters with the chairman being the only member of management present. If required to deal effectively with a situation, the Board will excuse the chairman during discussions. The Corporation's by-laws provide that any two directors may call a meeting of the Board at any time for any purpose.

       The Board allows each director to seek the advice of independent experts, if deemed appropriate.

---------
        3

BOARD COMMITTEES

       The Board has an Audit and a Compensation Committee and their mandates are described elsewhere in this management proxy circular. All members of each committee are unrelated, outside directors and qualify as independent within the meaning of applicable law and regulation. The Board believes the challenges facing the Corporation should receive the attention of the full Board and no other committees are required. Functioning as a full Board, rather than several committees, allows management to have the advantage of the collective wisdom of all members of the Board. As well, management is encouraged to consult Board members informally on matters not requiring a formal Board meeting and on which a specific Board member has expertise.

       Realizing the responsibility for selection of board nominees remains that of the Board, a nominating committee is considered unnecessary. The Board searches for and recruits new directors. From time to time the Board reviews its compliance with the Guidelines and other relevant corporate governance requirements and evaluates its own effectiveness.

DECISIONS REQUIRING PRIOR APPROVAL BY THE BOARD

       Prior Board approval is required for sales of securities of the Corporation, incurring debt except under approved credit arrangements with banks and financial institutions, and employment and compensation arrangements for officers of the Corporation. Board approval is also required for any material transaction and for capital expenditures in excess of U.S.$2,500,000.

SHAREHOLDER FEEDBACK

       Shareholders are encouraged to convey their concerns to management. They may do so by writing to the Corporation's Investor Relations Department.

THE BOARD'S EXPECTATIONS OF MANAGEMENT

       The Board expects management to conduct the business of the Corporation in keeping with the strategies and operating plans adopted by the Board. Management is also expected to assess the potential of properties to become profitable commercial producers of gold and other metals, and to develop plans, arrange financing and hire and train capable staff in order to bring these properties into production. At the same time, management is expected to effectively manage the major mines that today provide essentially all of the Corporation's cash flow.

AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

       In respect of the year ended December 31, 2000, the Audit Committee reviewed the audited financial statements with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosure in the statements. The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the financial statements with generally accepted accounting principles, their judgment as to the quality and acceptability of the Corporation's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted accounting standards. In addition, the Committee discussed with management and the independent auditors the overall scope and plan for the annual audit. The Committee met with the independent auditors, with and without management being present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting.

        The Committee discussed the question of auditor independence with the auditors, specifically addressing all matters required by applicable accounting standards. The Committee concluded that the provision of any non-audit services was compatible with maintaining the auditor's independence. These services were not significant in scope and related to securities and tax regulatory compliance reporting services requested by management.

       Following is a summary of the aggregate fees billed or expected to be billed by the independent auditors in respect of the year ended December 31, 2000 for the services indicated:

                             FINANCIAL INFORMATION SYSTEMS
        AUDIT FEES           DESIGN AND IMPLEMENTATION FEES          ALL OTHER FEES
        ----------           ------------------------------          --------------
        $311,100             Nil                                     $83,568

       In reliance on the reviews and discussions referred to in the first paragraph of this report, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the applicable securities regulatory authorities. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Corporation's independent auditors.

       LATHAM C. BURNS, CHAIRMAN
       JOHN N. ABELL, PETER CLARKE, JOHN F. MCOUAT

                                                                     ----------
                                                                     4

SECURITY OWNERSHIP

       The following table shows equity securities of the Corporation beneficially owned as of April 3, 2001 by all directors of the Corporation, the Chief Executive Officer and next four most highly compensated executive officers of the Corporation, and directors and executive officers of the Corporation as a group.

BENEFICIAL OWNER              AMOUNT AND NATURE OF                OPTIONS TO ACQUIRE COMMON SHARES
                              BENEFICIAL OWNERSHIP AS OF          OF THE CORPORATION EXERCISABLE
                              APRIL 3, 2001                       WITHIN 60 DAYS OF APRIL 3, 2001
John N.Abell                  10,000                              25,850
--------------------------------------------------------------------------------------------------
Lois-Ann L. Brodrick          -                                   48,667
--------------------------------------------------------------------------------------------------
Latham C. Burns               2,000                               25,850
--------------------------------------------------------------------------------------------------
John G. Christy               42,553                              25,850
--------------------------------------------------------------------------------------------------
Peter Clarke                  5,000                               105,020
--------------------------------------------------------------------------------------------------
Robert L. Leclerc             10,000                              591,056
--------------------------------------------------------------------------------------------------
Jerry L.J. McCrank            5,000                               78,618
--------------------------------------------------------------------------------------------------
John F. McOuat                2,791                               19,350
--------------------------------------------------------------------------------------------------
David A. Ottewell             -                                   9,627
--------------------------------------------------------------------------------------------------
Monica E. Sloan               1,500                               22,600
--------------------------------------------------------------------------------------------------
R.Geoffrey P. Styles          2,000                               25,850
--------------------------------------------------------------------------------------------------
Tom S.Q. Yip                  300                                 74,883
--------------------------------------------------------------------------------------------------
Directors and executive
officers as a group           1,171,115(1)(2)(3)
--------------------------------------------------------------------------------------------------

(1)  REPRESENTS 0.8 PERCENT OF THE OUTSTANDING COMMON SHARES OF THE CORPORATION.

(2) INCLUDES 1,089,971 COMMON SHARES WHICH DIRECTORS AND OFFICERS HAVE THE RIGHT TO ACQUIRE WITHIN 60 DAYS OF APRIL 3, 2001.

(3) NO INDIVIDUAL DIRECTOR OR OFFICER OWNS COMMON SHARES OF THE CORPORATION REPRESENTING 1.0 PERCENT OR MORE OF THE NUMBER OF OUTSTANDING SHARES.

LIABILITY INSURANCE
--------------------------------------------------------------------------------

       The Corporation has purchased liability insurance and has, in addition, agreed to indemnify directors and officers of the Corporation against all costs, charges and expenses reasonably incurred by them in respect of certain proceedings to which they may be made party by reason of their status as directors or officers of the Corporation. The indemnification is extended to directors and officers provided they have acted honestly and in good faith with a view to the best interests of the Corporation and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, on the condition the director or officer had reasonable grounds for believing his conduct was lawful. The amount of the premium paid in respect of directors and officers as a group was U.S.$113,500; the policy coverage is U.S.$35,000,000 per claim and in aggregate in any policy year. The first U.S.$500,000 of expense for the Corporation per claim is not covered by the policy.

---------
        5

EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

       The table below shows the compensation of the Chief Executive Officer and the next four most highly compensated executive officers for each of the Corporation's last three completed fiscal years or, where an individual was not an executive officer for the last three completed fiscal years, for those fiscal years in which the individual was an executive officer.

                                                  ANNUAL                        LONG-TERM
                                                COMPENSATION                   COMPENSATION
--------------------------------------------------------------------------------------------------------------
                                                                                                  ALL OTHER
                                                                               SHARE OPTION     COMPENSATION
NAME/PRINCIPAL POSITION                YEAR    SALARY (U.S.$)   BONUS (U.S.$)    AWARDS (#)        (U.S.$)
--------------------------------------------------------------------------------------------------------------
ROBERT L. LECLERC                      2000       350,000          248,535         -              23,000(1)
Chairman and Chief Executive Officer   1999       350,000          -               300,000        24,000
                                       1998       363,462          318,202         160,110        28,601
--------------------------------------------------------------------------------------------------------------
JERRY L.J. MCCRANK                     2000       165,000          144,979         -               9,900(2)
Vice President, Operations             1999       152,824          -               80,000          9,169
                                       1998       112,192          152,603         41,171          6,732
--------------------------------------------------------------------------------------------------------------
TOM S. Q. YIP                          2000       165,000          144,979         -               7,512(2)
Vice President, Finance and            1999       141,991          -               80,000          7,808
Chief Financial Officer                1998       111,635          125,164         24,588          6,698
--------------------------------------------------------------------------------------------------------------
LOIS-ANN L. BRODRICK                   2000       150,000          144,979         -               9,000(2)
Vice President and Secretary           1999       135,706          -               80,000          8,142
                                       1998        95,040          125,164         20,933          5,702
--------------------------------------------------------------------------------------------------------------
DAVID A. OTTEWELL                      2000       105,000          34,233          -               6,300(2)
Controller                             1999        86,551           9,493          17,500         11,279
--------------------------------------------------------------------------------------------------------------

(1) REPRESENTS THE ANNUAL EMPLOYER CONTRIBUTIONS TO THE CORPORATION'S RETIREMENT SAVINGS AND DEFINED CONTRIBUTION PLANS ($21,000) AND FEES FOR ATTENDANCE AT MEETINGS OF THE BOARD OF DIRECTORS ($2,000).

(2) REPRESENTS THE ANNUAL EMPLOYER CONTRIBUTIONS TO THE CORPORATION'S RETIREMENT SAVINGS AND DEFINED CONTRIBUTION PLANS.

EXECUTIVE CASH INCENTIVE PLAN
--------------------------------------------------------------------------------

       The Corporation has an executive cash incentive plan (the "ECIP") under which certain officers are eligible to receive, in addition to their base salary, incentive compensation if certain performance objectives related to the Corporation's annual operating plan as well as certain performance standards considered applicable to the participant have been met. Awards earned and paid to officers under the EIP for 2000 aggregated US$717,705. The amounts paid to the Chief Executive Officer and the next four most highly compensated executive officers are shown in the Summary Compensation Table under "Bonus".

SHARE OPTIONS
--------------------------------------------------------------------------------

       The Corporation has adopted a share incentive plan which provides for the grant of options to purchase common shares to officers and employees. The number of common shares currently authorized under the plan is 13,000,000. The exercise price of all options granted to date has been 100 percent of the market value of the common shares on the date of each grant. Options may be granted for a term of not more than ten years and must be granted at no less than 100 percent of fair market value on the date of grant. The exercise price must be paid in full at the time of exercise of an option and may be paid either in cash or by the surrender or delivery to the Corporation of common shares.

       The Compensation Committee of the Board of Directors exercises its judgment as to eligibility for participation in the plan and the amount of any particular grant. It also determines the date on which each option shall become exercisable and may provide that options shall be exercisable in installments. The Committee may in its sole discretion accelerate the time at which any option may be exercised in whole or in part. Such discretion may be exercised in any circumstances deemed appropriate by the Committee including, but without limitation, the threat (actual or perceived) of a take-over bid for voting control of the Corporation.

       At April 3, 2001 options to purchase a total of 4,191,404 common shares were outstanding with an average exercise price per common share of Can.$8.66.

                                                                     ----------
                                                                     6

       In the last fiscal year, no option grants were made to the Chief Executive Officer and the next four most highly compensated executive officers.

       The following table shows aggregated option exercises in the last fiscal year and year-end option values for the Chief Executive Officer and the next four most highly compensated executive officers of the Corporation.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

-------------------------------------------------------------------------------------------------------------------------
                                                                                                VALUE OF UNEXERCISED
                                                                 NUMBER OF UNEXERCISED          IN-THE-MONEY OPTIONS
                           SHARES                             OPTIONS AT FISCAL YEAR-END     AT FISCAL YEAR-END (U.S.$)(1)
                           ACQUIRED ON    VALUE REALIZED     ------------------------------------------------------------
NAME                       EXERCISE (#)      (U.S.$)          EXERCISABLE   UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------------
Robert L. Leclerc              -                 -              591,056       305,054            -            -
------------------------------------------------------------------------------------------------------------------------
Jerry L.J. McCrank             -                 -               78,618        80,585             -            -
-------------------------------------------------------------------------------------------------------------------------
Tom S. Q. Yip                  -                 -               74,883        72,294             -            -
-------------------------------------------------------------------------------------------------------------------------
Lois-Ann L. Brodrick           -                 -               48,667        70,466             -            -
-------------------------------------------------------------------------------------------------------------------------
David A. Ottewell              -                 -                9,627        15,625             -            -
-------------------------------------------------------------------------------------------------------------------------

(1) AT THE END OF THE LAST COMPLETED FISCAL YEAR, NO UNEXERCISED OPTIONS WERE IN THE MONEY.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS
--------------------------------------------------------------------------------

       Mr. Leclerc and the Corporation have entered into a contract which is for an indefinite term and provides for certain lump sum payments if the Corporation terminates Mr. Leclerc's employment on less than two years'written notice or demotes him and he voluntarily resigns within 60 days thereof. If a change of control of the Corporation is followed by a termination of Mr. Leclerc's employment under specified circumstances, Mr. Leclerc shall be paid a cash payment equal to three times the total of his annual base salary plus bonus under the executive cash incentive plan. The specified circumstances include (i) the Corporation's termination of Mr. Leclerc's employment within two years of a change of control or (ii) a voluntary resignation by Mr. Leclerc for "good reason" within one year of a change of control. The expression "good reason" is defined to include any one of four acts of employer constructive dismissal: the assignment of lower level status or responsibility, a reduction in base salary, a requirement to relocate, or a change in employee participation in or benefits under the Corporation's benefit plans. Additionally, in the final 30 days of the one-year period referred to above, Mr. Leclerc may resign for any reason, or no reason at all, and be entitled forthwith to the cash payment calculated as specified above.

       Each of the other named executive officers has entered into an employment contract for an indefinite term. The contracts provide for certain lump sum payments if the Corporation terminates the individual's employment on less than one year's written notice or the individual is demoted and voluntarily resigns within 60 days thereof. In all other respects, the employment contracts for Ms. Brodrick and Messrs. McCrank and Yip are identical to Mr. Leclerc's contract. Mr. Ottewell's contract provides for a lower payout structure than the others and does not afford the right to resign in the final 30 days of the one-year period referred to above.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

       The Compensation Committee of the Board of Directors was established in 1983 and has always been comprised of outside directors. Among other activities, the Committee sets guidelines for executive compensation and recommends compensation for executive officers of the Corporation. The Committee makes the final determination of recipients of share options and the amount of the awards. For other significant components of executive compensation, the Committee recommends action to the full Board of Directors. In all cases the directors have acted upon Compensation Committee recommendations without modification in any material way.

        The following report is submitted by the undersigned directors in their capacity as the Compensation Committee of the Board. Neither this report nor the Performance Graph following it shall be deemed incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934.

---------
        7

COMPENSATION PHILOSOPHY

       The Corporation's policy on compensation attempts to show consistent application for all executive officers, with variations given to differences in the level of responsibility or the nature of the functions performed by particular individuals. The goals of the compensation program include creating a relationship between business objectives and performance which will encourage the creation of value for shareholders. No particular attempt is made to differentiate the chief executive officer for compensation purposes. The Committee views the chief executive officer as one member of the senior management team and applies compensation criteria evenly to the team members.

       The Committee recognizes that management of a precious metal producer must take the initiative in identifying and developing properties which will be of long-term benefit and create value for shareholders. At the same time, properties which are in production must be judiciously managed, with metal production carefully planned and delivered for sale at an efficient cost for each ounce produced. Management has limited control over the prices at which gold and silver are sold but does attempt to secure prices for future production using prudent hedging techniques.

       Regardless of the stage of property activity, management must also be mindful of the need to maintain a safe work environment. The failure to do better than standard in this area should result in a deduction from compensation otherwise payable. In addition, management must take steps to ensure the development of ore reserves and to plan for mining these reserves efficiently and with due regard for capital availability, cost, and safety and environmental concerns.

COMPENSATION COMPONENTS AND PERFORMANCE MEASURES

       The executive compensation for 2000 comprised a mix of base compensation (salary) and cash bonus. For the financial year ended December 31, 2000 the following summarizes executive compensation recommended by the Committee and approved by the Board of Directors.

       SALARY - The Committee decided there would be no salary increases for any of the executive officers.

       BONUS - At the beginning of 2000, the Committee decided that executives could earn a bonus, in part based on performance measured against objective criteria and in part on whether specific achievements had been made outside the ordinary course of business. As to the objective test, the targets established by the Committee related to: meeting production and cash operating cost criteria set out in the Corporation's 2000 operating plan; and successfully recommissioning the Lupin mine, with success being measured by reference to capital outlay, the timeliness of achieving commercial production and the economic viability of the mine during its period of operation in 2000. The bonus tests that were not readily measurable related to the extent to which management succeeded in meeting certain corporate growth goals, internal and external, and the performance of the Corporation against the operating plan, considering commodity price and other pertinent factors.

       The Committee recognized that the four executive officers had met a difficult challenge in 2000, prudently managing the financial resources of the Corporation through another period of low gold prices and achieving net earnings for the first time in a number of years. The Committee was pleased with management's performance on all fronts and expressed the view that the accomplishments went beyond merely meeting ordinary course of business requirements. Accordingly, the Committee determined that the bonuses specified in the Summary Compensation Table at page 6 be paid to the named executives.

LIMITATION ON DEDUCTIBILITY OF COMPENSATION

       Section 162(m) of the Internal Revenue Code limits the deductibility of compensation for each of the Chief Executive Officer and the four other highest paid executive officers to $1,000,000 per year (subject to certain exceptions). None of the Corporation's officers receive annual compensation in excess of the maximum deductible amount. If, because of competitive factors and individual performance, the Committee should determine that it is appropriate to pay one or more executive officers in excess of the annual maximum deductible amount, it will consider establishing performance criteria that will allow the Corporation to avail itself of all appropriate tax deductions.

OTHER REMARKS

       In summary, the Committee believes it is important to compensate officers on a basis which reflects corporate objectives and performance. The Committee is of the view that the compensation practices followed for 2000 have achieved an equitable balance between compensating executives and managing the business of the Corporation for all shareholders.

       JOHN GILRAY CHRISTY, CHAIRMAN
       MONICA E. SLOAN, R. GEOFFREY P. STYLES

                                                                     ----------
                                                                     8

PERFORMANCE GRAPH
--------------------------------------------------------------------------------

       The following graph, expressed in U.S. dollars, compares over five years the percentage change in the cumulative return to a holder of common shares in the Corporation with the cumulative performance of the S & P 500 Index, The Toronto Stock Exchange Gold Index and the price of gold. The graph assumes an investment of U.S.$100 on December 31, 1995 and the reinvestment of dividends paid during the five year period.

                               [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------------------------------
YEAR     ECHO BY     LONDON PM     TSE       S&P     LONDON PM     BASE YEAR          C$        BASE YEAR
          COMMON        FIX        GOLD      500        FIX        COMPARISON      TSE GOLD     COMPARISON
1995      100.0        100.0      100.0     100.O       387          100.0          14,732         100.0
1996       65.2         95.4       76.7     123.0       369           95.4          11,303          76.7
1997       24.0         75.6       43.3     164.0       283           75.6           6,379          43.3
1998       17.2         73.9       40.2     210.9       286           73.9           5,921          40.2
1999       11.7         75.0       33.1     255.2       290           75.0           4,875          33.1
2000        3.7         72.2       29.5     232.0       279           72.2           4,341          29.5
-----------------------------------------------------------------------------------------------------------




CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

GENERAL

       John F.McOuat is a director, officer and shareholder of Watts, Griffis and McOuat Limited ("WGM") which, from time to time, performs professional consulting services for the Corporation and affiliates. In 1991 certain affiliates of WGM sold their working interest in the Alaska-Juneau property to the Corporation for cash and other consideration. Notwithstanding the Corporation's decision to proceed no further with development of the Alaska-Juneau property and write it off, the Corporation was obligated to continue making annual payments of Can.$500,000 to the WGM affiliates. The final payment was made on January 27, 2000. The interest of Mr. McOuat and members of his immediate family in this transaction, whether direct or indirect, is approximately 30 percent.

INDEBTEDNESS OF MANAGEMENT

       The Corporation has made loans available to certain persons employed by the Corporation or an affiliate to assist with employee relocation. The loans are for five years with an interest rate of nine percent per annum but for the first three years the interest is rebated to the employee. At the end of three years, interest at the lower of nine percent or the applicable federal rate for short-term loans determined pursuant to the U.S. Internal Revenue Code will be payable monthly until maturity. At maturity the loans may be renegotiated for a further five-year period.

       The following table shows, in United States dollars, the particulars of indebtedness by officers in excess of U.S.$60,000 for the period January 1, 2000 to April 3, 2001:

                                                                           Balance
                                        Nature          Maximum            outstanding
                                        of              balance            at April          Interest
Name                  Capacity          loan            in period          3, 2001           rate
-----------------------------------------------------------------------------------------------------
R.L.Leclerc           Chairman          Housing         $150,000           $140,134          9.00

---------
        9

APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

       The persons named in the enclosed form of proxy intend to vote for the appointment of Ernst & Young as the auditors of the Corporation to hold office until the next annual meeting of shareholders. Ernst & Young have been the auditors of the Corporation since 1985. One or more members of the auditors will attend the meeting, have an opportunity to make a statement, and be available to respond to appropriate questions.

2000 ANNUAL REPORT
--------------------------------------------------------------------------------

       The annual report for the year 2000, including financial statements and other information with respect to the Corporation, accompanies this management information circular. Additional copies of the annual report may be obtained by writing to the Corporation.

2002 ANNUAL MEETING
--------------------------------------------------------------------------------

       Proposals of shareholders intended to be presented at the next annual meeting must be received by the Corporation for inclusion in its Management Proxy Circular on or before March 18, 2002.

       The contents and the sending of this Management Proxy Circular have been approved by the directors of the Corporation.

       Dated at Edmonton, Alberta, Canada this 3rd day of April 2001.

                                LOIS-ANN L.BRODRICK
                                VICE PRESIDENT AND SECRETARY



          APPENDIX TO MANAGEMENT PROXY CIRCULAR OF ECHO BAY MINES LTD.
                         CHARTER OF THE AUDIT COMMITTEE

       The number of members of the Committee will be at least three, none of whom are officers or employees of the Corporation or any of its affiliates or subsidiaries and all of whom are, in the view of the Board of Directors of the Corporation, free of any relationship that would interfere with the exercise of independent judgement. All committee members will be financially literate and at least one member will have accounting or financial management expertise.

       THE COMMITTEE SHALL:

(a) recommend annually to the Board the independent auditors to be appointed by the shareholders of the Corporation;

(b) review with the independent auditors the annual audit plan including, but not limited to, the scope of the work to be carried out by the independent auditors, any significant problems that the auditors are able to foresee, the impact on the financial statements and the Corporation of any new or proposed changes in accounting principles;

(c) review the annual financial statements, including notes, with the independent auditors and recommend them to the Board for approval prior to release to the public or filing with securities regulatory authorities;

(d) review the quarterly financial statements with the independent auditors prior to release to the public or filing with securities regulatory authorities;

(e) report immediately to the Board any instances of fraud or misappropriation of assets that come to the attention of the Committee;

(f) receive from the independent auditors a formal written statement delineating all relationships between the auditors and the Corporation, consistent with applicable accounting standards, and actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may have an impact on their objectivity and independence; and

(g) take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors.

       IN PERFORMING ITS FUNCTIONS AND DUTIES:

(aa) the Committee shall meet at least quarterly with management and the independent auditors to discuss the accounts, records and financial position of the Corporation; and

(bb) the members of the Committee may inspect all the books and records of the Corporation.

       The Committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not of the same quality as the audit performed by the independent auditors.

                                                                      ----------
                                                                      10

                           [ECHO BAY MINES LTD. LOGO]

                               1210 Manulife Place
                                10180-101 Street
                            Edmonton, Alberta, Canada
                                    T5J 3S4